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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR (G) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                          NEW ERA OF NETWORKS, INC.
            (Exact name of Registrant as specified in its charter)


              Delaware                                   84-1234845
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


    7400 East Orchard Road, Suite 230                  Englewood, CO  80111
(Address of principal executive offices)                    (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:



        Title of each class              Name of each exchange on which
        to be so registered              each class is to be registered
        -------------------              ------------------------------
               None                                  None


Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock, .0001 par value

                                (Title of class)




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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.           Description of Registrant's Securities to be Registered

                  Incorporated by reference to the section entitled "Description of Capital Stock - Common Stock" contained in Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on January 22, 1997.

Item 2.           Exhibits

                  The following exhibits are filed as a part of this registration statement:

                  1.1 (1)  Specimen certificate for Registrant's Common Stock.

                  2.1 (2) Form of Amended and Restated Certificate of Incorporation of Registrant.

                  2.2 (3)  Amended and Restated Bylaws of Registrant.



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(1)  Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

(2)  Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.

(3)  Incorporated by reference to Exhibit 3.3 to the S-1 Registration Statement.


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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        NEW ERA OF NETWORKS, INC.




Dated:  January 23, 1997                By: /s/ Leonard M. Goldstein
                                            ---------------------------------
                                                Leonard M. Goldstein
                                                Senior Vice President,
                                                General Counsel and Secretary



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                           New Era of Networks, Inc.

                        Form 8-A Registration Statement

                               Index to Exhibits

         Exhibit
         Number            Description
         ------            -----------
         1.1 (1)           Specimen certificate for Registrant's Common Stock

         2.1 (2) Form of Amended and Restated Certificate of Incorporation of Registrant

         2.2 (3)           Amended and Restated Bylaws of Registrant




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(1)  Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

(2)  Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.

(3)  Incorporated by reference to Exhibit 3.3 to the S-1 Registration Statement.


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